UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01 Entry into a Definitive Agreement

Sixth Loan Modification Agreement. On April 30, 2019, Optical Cable Corporation (the “Company”) and Pinnacle Bank, a Tennessee banking corporation, as successor in interest by name change and by merger with the Bank of North Carolina (the “Lender”) entered into a Sixth Loan Modification Agreement (the “Agreement”) to modify the Credit Agreement dated April 26, 2016 (as amended and modified by Loan Modification Agreement dated December 21, 2016, and by Second Loan Modification Agreement dated February 28, 2017, and by Third Loan Modification Agreement dated April 27, 2017, and by Fourth Loan Modification Agreement dated April 10, 2018, and by Fifth Loan Modification Agreement dated October 15, 2018 (collectively, the “Credit Agreement”).

The purpose of the Agreement was to extend the current Revolving Loan expiration date to June 30, 2020. The expiration date of the Revolving Loan may be extended in one year increments by Lender giving written notice of extension to the Company no later than June 30 of the calendar year immediately prior to the calendar year of the then effective Revolving Loan expiration date

The Loan remains generally secured by the land and buildings at the Company’s headquarters and manufacturing facilities located in Roanoke, Virginia and its manufacturing and office facilities located near Asheville, North Carolina and the Company’s personal property and assets.

All other terms of the Loan remain unaltered and remain in full force and effect.

The Agreement with the Lender is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

4.1

Sixth Loan Modification Agreement dated April 30, 2019 by and between Optical Cable Corporation and Pinnacle Bank, a Tennessee banking corporation, as successor in interest by name change and by merger with the Bank of North Carolina. (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: May 1, 2019